[LETTERHEAD OF MILLING BENSON WOODWARD L.L.P.]





                                February 4, 1999




Securities and Exchange Commission
450 Fifth St., N.W.
Washington, DC  20549


Gentlemen:

     On   behalf  of  Avoca,  Incorporated,  a  Louisiana  corporation,  I   am
transmitting  herewith for filing the Company's Form 8-K dated February 1, 1999.

     If you have any questions or comments concerning this filing, please telephone the undersigned at (504) 569-7406.


                                   Very truly yours,

                                   /s/ Patrick J. Butler, Jr.
                                   ---------------------------
                                   Patrick J. Butler, Jr.



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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 1999


                               AVOCA, INCORPORATED
             (Exact name of registrant as specified in its charter)

     Louisiana                         0-9219                    72-0590868
(State or other jurisdiction         (Commission                (IRS Employer
  of incorporation                   File Number)           Identification No.)


         228 St. Charles Avenue, Suite 828, New Orleans, Louisiana 70130
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (504) 552-4720


                  P.O. Box 61260, New Orleans, Louisiana 70161
                       (Former name or former address, if
                           changed since last report)





                                Page 1 of 2 Pages

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Item 4:  Changes in Registrant's Certifying Accountant

         With the approval of the Company's Board of Directors and effective upon the filing of the Company's Form 10-KSB for the year ended December 31, 1998, Ernst & Young LLP has decided not to stand for reappointment as the Company's independent public accountants. There were no disagreements with Ernst & Young LLP and its reports have contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

         It is anticipated that Arthur Andersen LLP will be asked to succeed Ernst & Young LLP as the Company's independent public accountants for 1999. Representatives of Arthur Andersen LLP and Ernst & Young LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions. Each will have an opportunity to make a statement if he desires to do so.

Item 7(c):  Exhibits

         16 - Letter re Change in Certifying Accountant


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   AVOCA, INCORPORATED
                                          -----------------------------------
                                                      (Registrant)


                                         By:        /s/ Richard W. Fox
                                            ----------------------------------
                                                        Richard W. Fox
                                                        President

Date:  February 1, 1999

                                Page 2 of 2 Pages

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                                  Exhibit Index


       No.                Description

       16                 Letter re Change in Certifying Accountant

                                                                    Exhibit 16





February 2, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read Item 4 of Form 8-K dated February 1, 1999, of Avoca, Incorporated and are in agreement with the statements contained in the first paragraph on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                     /s/ Ernst & Young LLP


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